THE TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

Supplement dated June 14, 2007 to the

Prospectus dated April 27, 2007

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The disclosure in the Prospectus under the section entitled “How the Trust is Managed – Portfolio Managers – Small Cap Value Portfolio” with respect to J. P. Morgan, one of the subadvisors to Small Capitalization Value Portfolio, a series of The Target Portfolio Trust, is hereby revised and replaced as follows:

J.P. Morgan. The portfolio managers responsible for day-to-day management of the portion of the Portfolio managed by J.P. Morgan are Christopher T. Blum and Dennis S. Ruhl. Mr. Blum, a Managing Director, is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001 and is currently responsible for managing structured small-cap core and small-cap value accounts. Previously, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. Mr. Blum earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a CFA charter holder. Mr. Ruhl, a vice president, is a portfolio manager in the U.S. Small Cap Equity Group. An employee since 1999, his current responsibility includes managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl holds dual bachelor's degrees in mathematics and computer science and a master's degree in computer science, all from MIT. Mr. Ruhl chairs the Board of Directors of Minds Matter, a nonprofit mentoring organization, is a member of the Board of Directors of the MIT Club of New York, and is a CFA charterholder. Mr. Blum and Mr. Ruhl have managed the Portfolio since J.P. Morgan became one of its subadvisers in July 2005.

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